Exhibit 10.3

Execution Version

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of August 12, 2013, by and among XOMA (US) LLC, a Delaware limited liability company (“Borrower”); XOMA CORPORATION (formerly known as XOMA Ltd.), a Delaware corporation (“Holdings”); the other Loan Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself as Lender and as Agent for Lenders; and the other Lenders signatory hereto.

RECITALS

A.             Borrower, the other Loan Parties, Lenders and Agent are parties to a certain Loan Agreement, dated as of December 30, 2011 (as amended by that certain First Amendment to Loan Agreement, dated as of September 27, 2012, the “Existing Loan Agreement”, and as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and that certain Guaranty, Pledge and Security Agreement, dated as of December 30, 2011 (as amended from time to time and as amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement;

B.             Borrower has requested that the Lenders amend certain provisions of the Loan Agreement, the Security Agreement and certain other Loan Documents to facilitate the transfer by XOMA Ireland to Borrower of certain Intellectual Property and related contractual rights pursuant to an Asset Transfer Agreement, dated as August 12, 2013, by and between XOMA Ireland and Borrower (the “Asset Transfer Agreement”) , and the other documents executed in connection therewith (the “Asset Transfer Documents”);

C.             Subject to the terms and conditions set forth herein, the Lenders have agreed to amend the Loan Agreement as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A. AMENDMENTS

1.             Section 7.1 of the Loan Agreement is hereby amended by replacing clause (a) of the defined term “Excluded Negative Pledge Asset” in its entirety with the following:

“(a) Intellectual Property constituting XOMA-052 (including without limitation all Collateral (as defined in that certain Loan Agreement, dated as of December 30, 2010 by and between XOMA Ireland and Servier, as amended by that Consent, Transfer, Assumption and Amendment Agreement, dated as of August 12, 2013, by and among XOMA Ireland, the Borrower and Servier (collectively, the “Servier Loan Agreement”)), or Anti-Botulism Antibody Products (as defined below),”

2.              Section 7.2 of the Loan Agreement is hereby amended by replacing clause (f) thereof in its entirety with the following:

“(f) Indebtedness of XOMA Ireland and/or the Borrower owed to Servier pursuant to the Servier Loan Agreement in an aggregate amount not to exceed €17,500,000;”

3.              Section 7.8 of the Loan Agreement is hereby amended by (a) replacing the “and” at the end of clause (iii) thereof with “,”, (b) replacing the “.” at the end of clause (iv) thereof with “, and”, and (c) adding the following new clause (v) thereto:

(v) the transactions contemplated pursuant to that certain Asset Transfer Agreement, dated as of August 12, 2013, between XOMA Ireland and Borrower as in effect as of the Second Amendment Effective Date (the “Asset Transfer Agreement”) and the other Servier Asset Transfer Documents. “Servier Asset Transfer Documents” means (A) the Consent, Transfer, Assumption and Amendment Agreement, dated as of August 12, 2013, between XOMA Ireland, Servier and Borrower as in effect as of the Second Amendment Effective Date, (B) the Promissory Note, dated as of August 12, 2013, executed by Borrower in favor of XOMA Ireland as in effect as of the Second Amendment Effective Date, (C) the Security Agreement, dated as of August 12, 2013, executed by Borrower in favor of Servier as in effect as of the Second Amendment Effective Date, (D) the Promissory Note, dated as of August 12, 2013, executed by Borrower in favor of Servier as in effect as of the Second Amendment Effective Date, (E) the Consent Letter to the Assignment of the Transfer Agreement and the Assignment and Assumption Agreement, dated as of December 30, 2010, by and between XOMA Technology Ltd. And XOMA Ireland as in effect as of the Second Amendment Effective Date, and (F) the Asset Transfer Agreement. “Second Amendment Effective Date” means August 12, 2013.

4.             Article II, Section 2.1(s) of the Security Agreement is hereby amended by replacing clause (i) thereof in its entirety with the following:

“(i) subject to the limitations set forth in Section 2.2, any Grantor’s interest in any Intellectual Property (as defined in Section 2.2) (including without limitation all “Collateral” (as defined in that certain Loan Agreement dated as of December 30, 2010 by and between XOMA Ireland and Servier, as amended by that Consent, Transfer, Assumption and Amendment Agreement, dated as of August 12, 2013, by and among XOMA Ireland, XOMA (US) LLC and Servier, and the Servier Asset Transfer Documents)),”

5.              The Loan Agreement is amended by replacing Section 5.3(i)(B) of Schedule B to the Loan Agreement in its entirety with Schedule I to this Amendment.

6.              All references in the Loan Agreement, the Security Agreement, the Irish Debenture and the other Loan Documents to the “Servier Loan Agreement” are amended to refer to the Loan Agreement, dated as of December 30, 2010, by and between XOMA Ireland and Servier, as amended by that certain Consent, Transfer, Assumption and Amendment Agreement, dated as of August 12, 2013, by and among XOMA Ireland, the Borrower and Servier, in each case as in effect on the Second Amendment Effective Date.

B. CONSENT

1.            Notwithstanding the provisions of Section 7.11(a) of the Loan Agreement, the Agent and the Requisite Lenders hereby consent to the amendment of the Servier Loan Agreement on the date hereof pursuant to the Asset Transfer Documents.

2.            Notwithstanding any provision of the Irish Debenture to the contrary, the Requisite Lenders hereby consent to the transfer of assets from XOMA Ireland to the Borrower contemplated in the Servier Asset Transfer Documents.

C. CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until Agent shall have received true, correct and complete copies of the Asset Transfer Documents (including, without limitation, each document set forth on Exhibit A to the Asset Transfer Agreement as in effect on the date hereof), which documents are attached to Exhibit A to this Amendment.

D. REPRESENTATIONS

To induce the Lenders and Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Lenders and the Agent that:

1.              The execution, delivery and performance by such Loan Party of this Amendment (a) are within each Loan Party’s corporate or limited liability company power; (b) have been duly authorized by all necessary corporate, limited liability company and/or shareholder action, as applicable; (c) are not in contravention of any provision of any Loan Party’s certificate of incorporation or formation, or bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any such Subsidiary or any of their respective property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of any Loan Party or any of its Subsidiaries (except Liens granted to Agent, on behalf of the Lenders pursuant to the terms of the Transaction Documents, as amended); and (g) do not require the consent or approval of any Governmental Authority or any other person;

2.              This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

3.              After giving effect to this Amendment, the representations and warranties contained in the Loan Agreement and the other Transaction Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

E. OTHER AGREEMENTS

1.              Post Closing Covenant. Each Loan Party hereby covenants and agrees to the Agent and the Lenders that the original promissory note made by Borrower in favor of XOMA Ireland in connection with the Asset Transfer Agreement, duly endorsed in blank and in form and satisfactory to the Agent, shall be delivered to Agent no later than August 22, 2013.

2.              Continuing Effectiveness of Transaction Documents. As amended hereby, all terms of the Loan Agreement and the other Transaction Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties party thereto. To the extent any terms and conditions in any of the other Transaction Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby.

3.              Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Agent and the Lenders under the Loan Agreement and the other Transaction Documents are (i) in full force and effect, (ii) are properly perfected and (iii) are enforceable, in each case in accordance with the terms of the Loan Agreement and the other Transaction Documents.

4.              Effect of Agreement. Except as set forth expressly herein, all terms of the Loan Agreement, as amended hereby, and the other Transaction Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement. This Amendment shall constitute a Transaction Document for all purposes of the Loan Agreement.

5.              Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6.              No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Loan Agreement and the other Transaction Documents or an accord and satisfaction in regard thereto.

7.              Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Agent with respect thereto.

8.              Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

9.              Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns. No third party beneficiaries are intended in connection with this Amendment.

10.           Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

11.           Release. Each Loan Party hereby releases, acquits, and forever discharges Agent and each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Agent and the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Loan Party may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of Agent or the Lenders existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Loan Agreement or the other of the Transaction Documents, other than claims, liabilities or obligations to the extent caused by Agent's or any Lender's own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. The provisions of this paragraph shall be binding upon each Loan Party and shall inure to the benefit of Agent, the Lenders, and their respective heirs, executors, administrators, successors and assigns.

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IN WITNESS WHEREOF, this Amendment has been dully executed as of the date first written above.

XOMA (US) LLC, as Borrower

By:	/s/ Fred Kurland
Name:	Fred Kurland
Title:	VP, Finance and Chief Financial Officer

XOMA CORPORATION, as a Loan Party

By:	/s/ Fred Kurland
Name:	Fred Kurland
Title:	VP, Finance and Chief Financial Officer

XOMA TECHNOLOGY Ltd., as a Loan Party

By:	/s/ John Varian
Name:	John Varian
Title:	CEO

XOMA IRELAND LIMITED, as a Loan Party

By:
Name:
Title:

[Signature Page to Second Amendment to XOMA Loan Agreement]

IN WITNESS WHEREOF, this Amendment has been dully executed as of the date first written above.

XOMA (US) LLC, as Borrower

By:
Name:
Title:

XOMA CORPORATION, as a Loan Party

By:
Name:
Title:

XOMA TECHNOLOGY Ltd., as a Loan Party

By:
Name:
Title:

XOMA IRELAND LIMITED, as a Loan Party

By:	Kelin Thomas
Name:
Title:

[Signature Page to Second Amendment to XOMA Loan Agreement]

GENERAL ELECTRICAL CAPITAL CORPORATION, as Agent and lender

By:	/s/ Alan M. Silbert
Name:	Alan M. Silbert
Title:	Duly Authorized Signatory

[Signature Page to Second Amendment to XOMA Loan Agreement]